   SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
         /   /    Preliminary Information Statement
         / X /    Definitive Information Statement

 FREEDOM ENVIRONMENTAL SERVICES, INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
         / X / No fee required.
         / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies:

Common Stock, .001 par value

2)  Aggregate number of securities to which transaction applies:

                     149,768,434 shares of Common Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)  Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:

Freedom Environmental Services, Inc.
11372 United Way
Orlando, Florida 32824

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the "Information Statement") will be mailed on or about July 25, 2012 to the stockholders of record, as of June 13, 2012, of Freedom Environmental Services, Inc., a Delaware corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended.   This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 10 days after the date this Information Statement is mailed to the shareholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective ten days after the mailing of this Information Statement are as follows:

(1)
Four members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2013 or until his successor is duly elected and qualified.  The Company is leaving one seat vacant for future appointment.

Attached hereto for your review is an Information Statement relating to the above-described actions.

Please read this notice carefully. It describes the essential terms of the removal of members of the Board of Directors, and election of the members of the Board of Directors.  Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETINGWILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,
                                                                /s/ Michael Borish
                                                                Michael Borish
Chief Executive Officer
July 25, 2012

Freedom Environmental Services, Inc.
11372 United Way,
Orlando, Florida 32824

 INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)
Four members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2013 or until his successor is duly elected and qualified.  The Company is leaving one seat vacant for future appointment.

The Board of Directors has fixed the close of business on June 13, 2012, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on June 13, 2012, the Record Date, are entitled to notice of the action to be effective on or about July 25, 2012. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

Freedom Environmental Services, Inc.  is authorized to issue 200,000,000 shares of capital stock, consisting of 149,768,434 shares of common stock, $.001 par value per share.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.  Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.  Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

Freedom Environmental Services, Inc. was incorporated under the laws of the State of Delaware on October 6, 1978 as United States Aircraft Corp. and we have undergone numerous name changes, the most recent being on June 11, 2008 when we amended our certificate of incorporation in order to change our name from BMXP Holdings, Inc. to Freedom Environmental Services, Inc.

On June 24, 2008 we acquired 100% of the membership interests in Freedom Environmental Services, LLC (“FELC”), a Florida Limited Liability Company, for consideration consisting of 20,704,427 shares of our common stock.

As a result of this transaction, the former members of FELC held approximately 59% of our voting capital stock immediately after the transaction and the composition of our senior management became the senior management of FELC. For financial accounting purposes, this acquisition was a reverse acquisition of the Issuer by FELC under the purchase method of accounting, and was accounted for as a recapitalization, with FELC as the accounting acquirer.

Freedom Environmental Services, Inc. provides wastewater management and recycling services to its customers through its different divisions.

Our principal executive offices are located at 11372 United Way, Orlando, Florida, 32824. The main phone number is: 407-841-4321 and the Company’s website is http://brownieswws.com.

On July 16, 2010, the Company acquired the assets and certain liabilities of Brownies Waste Water Solutions, Inc. (“Brownies”).  Brownies was originally purchased in a Chapter 7 Bankruptcy proceeding in December of 2008, just 18 months before the Company acquired the assets and certain liabilities of Brownies Waste Water Solutions, Inc.  Prior to its Bankruptcy proceeding in December of 2008, the business had been operating by unrelated third parties in the Central Florida market since 1948, providing commercial and residential septic services.  These services include drain field installation, maintenance and repair; grease trap cleaning, maintenance, installation and repair; full service commercial and residential plumbing; sewer drain cleaning, backflow testing, repairs and certifications; lift station cleaning, maintenance, repairs, bio-solids transportation and recycling.  On July 5, 2010 prior to the acquisition of Brownies, Brownies purchased the equipment of Vac and Jet Services which was a defunct company with two Vactor trucks.

On December 13, 2010, Freedom purchased the equipment of Clean Fuel, LLC and placed that equipment into its wholly owned subsidiary, Grease Recovery Solutions, LLC (“Grease”).  Grease handles all of the Company’s restaurant, resort and theme park services which include grease trap cleaning, sewer drain cleaning and waste cooking oil for recycling.

In February 2011, the Company entered into a letter of intent with David M. Hickman in Pennsylvania to purchase the equipment, inventory and customer list from a company owned by Mr. Hickman.  The Company is in the process of due diligence and has escrowed a non-refundable deposit of $176,875 toward the purchase, which is classified in the accompanying balance sheet as a current deposit.  Mr. Hickman has granted the Company an extension to complete the due diligence until May 31, 2012 and by mutual verbal consent the deadline will be extended again beyond May 31, 2012 prior to that time.  Mr. Hickman provides sanitation services throughout Pennsylvania.  Mr. Hickman’s company provides all aspects of commercial and residential services including septic system cleaning, maintenance and installation.  We plan to expand that business to the current services lines that we provide in the State of Florida.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists stock ownership of our Common Stock as of June 13, 2012 based on 149,768,434 shares of common stock issued and outstanding on a fully diluted basis.  The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Owner	Title of Class	Number of Shares Owned (1)	Percentage of Class

Michael Borish(1) c/o Freedom 11372 United Way Orlando, FL 32819	Common Stock	15,100,000	10.15%
Michael Ciarlone(1) c/o Freedom 11372 United Way Orlando, FL 32819	Common Stock	15,000,000	10.08%
Gary Goldstein(1) 1710 Lands End Road Manapan, FL 33462	Common Stock	15,000,000	10.08%
Harvey Blonder(1) 2824 Solomon’s Island Rd. Edgewater, MD 21037	Common Stock	15,000,000	10.08%
Scott Levine(1) c/o Freedom 11372 United Way Orlando, FL 32819	Common Stock	15,244,388	10.47%
Reginald M. Berthiaume(1) c/o Freedom 11372 United Way Orlando, FL 32819	Common Stock	15,070,000	20.08
All Officers and Directors As a Group (4 persons)	Common Stock	60,414,388	40.86%

(1)Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Set forth below is information regarding the Company’s current directors and executive officers. There are no family relationships between any of our directors or executive officers. The directors are elected annually by stockholders. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Title

Michael S. Borish	49	CEO, Director
Michael Ciarlone	44	CFO, Chief Operating Officer, Director

The background and principal occupations of the sole officer and director of the Company is as follows:

Michael S. Borish

Michael Borish is our Chief Executive Officer and Director of the Company.  From June 2008 to June 13, 2012, Mr. Borish has served as our Chairman and Chief Executive Officer.  From December 2007 to June 2008 Michael S. Borish has served as Managing Member of FELC, our wholly owned operating subsidiary and from From 2002 to the date of this document Michael S. Borish has served as President of Resort Marketing Professionals.

Michael Ciarlone

Michael Ciarlone graduated in 1989 with a bachelor’s degree in Business and Marketing form Widner University in Chester, PA. Prior to working for the Company as the Chief Operating Officer and Principal Accounting Officer, he has wastewater industry for 18 years. He has worked for Perna Wastewater Management from 1993-1996, EarthCare, A North Star Waste Company in Eagle, PA, from 1996-2005, Long and Foster Real Estate, Inc. from 1998-2007, B & P Environmental LLC from 2005-2007. He has worked in over ten states Massachusetts, Connecticut, New York, New Jersey, Pennsylvania, Maryland, and Washington, DC. Delaware, Virginia, Texas and Florida and most of his experience is on the non hazardous side of the business.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file.  As of December 31, 2011, the Company is aware that all filings of Form 4 and 5 required of Section 16(a) of the Exchange Act of Directors, Officers or holders of 10% of the Company's shares have not been timely

All members of management and our Board of Directors have filed their form 5 annual statements.

Harvey Blonder, who owns greater than 10% of the Company’s outstanding stock have not file any form 3, 4, 5 and has been delinquent on his filings since July 2010.  Mr. Blonder is delinquent in filing 1 form 3 and 1 form 5 for year ended December 31, 2010 and 2011.

Gary Goldstein, who owns greater than 10% of the Company’s outstanding stock have not file any form 3, 4, 5 and has been delinquent on his filings since July 2010.  Mr. Blonder is delinquent in filing 1 form 3 and 1 form 5 for year ended December 31, 2010 and 2011.

Audit Committee

The company does not maintain an independent Audit Committee.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a federal or state securities.

EXECUTIVE COMPENSATION

The following tables set forth certain information concerning all compensation paid, earned or accrued for service by (i) our Principal Executive Officer and Principal Financial Officer and (ii) all other executive officers who earned in excess of $100,000 in the three fiscal years ended December 31, 2011,  and each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the fiscal year whose total salary and bonus exceeded $100,000 (collectively, the “Named Executive Officer”):

2011 and 2010 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Michal Borish	2011 2010 2009	148,503- 185,000	- -	67,315 36,497	- -	- -	- -	- -	215,818 221,497 185,000
Chief Executive Officer, President, Director		-	-		-	-	-	-	-
Michael Ciarlone Chief Financial Officer, Principal Accounting Officer	2011 2010 2009	127,518 75,000 -		60,600 11,036					188,118 86,036 -

2011 and 2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Michael Borish	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Michael Ciarlone	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

2011 and 2010 OPTION EXERCISES AND STOCK VESTED TABLE

		Option Awards		Stock Awards
Name	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
NONE

2011 and 2010 PENSION BENEFITS TABLE

Name	Year	Plan Name	Number of Year of Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Years (s)
NONE

2011 and 2010 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Year	Executive Contribution in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions	Aggregate Balance of Last Fiscal Year-End ($)
NONE

2011 and 2010 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Borish	0-	0	0-	0	0	0	0
Michael Ciarlone	-	-	-	-	-	-	0

*           Based upon the aggregate grant date fair value calculated in accordance with the Accounting Codification Standard Topic 718 “Share-Based Payments.   Our policy and assumptions made in valuation of share based payments are contained in the notes to our financial statements. The monies shown in the “option awards” column is the total calculated value for each individual.

2011 ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursement ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)
NONE

2011 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking ($)	Financial Planning/ Legal Fees ($)	Club Dues ($)	Executive Relocation ($)	Total Perquisites and Other Personal Benefits ($)
NONE

2011 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

		Before Change in Control	After Change in Control
Name	Benefit	Termination w/o Cause or for Good Reason	Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control
NONE

Employment Contracts

On September 1, 2010, the Company entered into employment agreements with the CEO and COO of the company where as the CEO will receive $190,000 in annual salary and $185,000 for our COO in annual salary.

Compensation of Directors

We do not currently provide our directors with cash compensation.

Aggregated Option Exercises in Last Fiscal Year And Fiscal
Year-End Option Values

The Company has not issued any stock options to any of the executive officers listed in the Summary Compensation Table above.

Compensation of Directors

We do not currently provide our directors with cash compensation.

Change in Control

We are not aware of any arrangements that may result in a change in control of the Company.

Indemnification
Our Articles of Incorporation and Bylaws provide that we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Delaware.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 1, 2010, the Company entered into employment agreements with the CEO and COO of the Company where as the CEO will receive a $190,000 annual salary and our COO will receive an $185,000 annual salary.

The Company entered into a note agreement with Resort Marketing, an affiliate, on June 28, 2010 with an interest rate of 18% and the note is due upon demand. This note was assumed as part of the business combination with Brownies.  The Company entered into a note agreement with Resort Marketing, an affiliate, on December 13, 2010 with an interest rate of 18%. The note is due upon demand.  On June 18, 2011 both notes were refinanced into a demand note with 10% per annum interest rate.

In the year ended December 31, 2010 the company issued 17,435,910 shares of common stock in the conversion of debt and reduced debt and accrued interest by $508,509. In accordance with the Brownies Asset Purchase Agreement the CEO cancelled 1,333,333 in common stock.

Our CEO and companies under his control forgave the following debt and other liabilities during 2010:

Notes Payable Shareholder	$405,819
Notes Payable Resort Marketing	84,300
Accrued Interest	181,266
Accounts Payable	89,421
Visa RBC Centura 1702	5,934
RBC Centura 1694	7,079
Accrued Interest	362.
Accrued Compensation-CEO	368,183
Accrued Payroll – CEO	99,717
Advances by Shareholders	5,075
Total Debt Forgiven	$1,247,155

INDEPENDENT PUBLIC ACCOUNTANTS

We have had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with any of our accountants for the year ended December 31, 2011.

We have not had any other changes in nor have we had any disagreements, whether or not resolved, with our accountants on accounting and financial disclosures during our two recent fiscal years or any later interim period.

STOCK OPTIONS AND WARRANTS

The Company has warrants but no options outstanding as of December 31, 2011. All warrants are fully vested and have expirations, amounts and exercise prices as indicated below:

September 1, 2013	7,000,000	$0.01
December 13, 2013	5,000,000	$0.10
September 1, 2014	4,000,000	$0.05

ELECT FOUR MEMBERS TO THE BOARD OF DIRECTORS

On June 13, 2012, three members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2013 or until his successor is duly elected and qualified. Their names and biographies are below:

Name	Age	Position
Reginald Berthiaume	48	Chairman of the Board, , Secretary, Treasurer
Michael Ciarlone	44	Director, Chief Financial Officer, Chief Operating Officer, President
Dr. Scott Levine	49	Director
Michael Borish	49	Chief Executive Officer, Vice President and Director

Mr. Berthiaume went to the University of Central Florida, and studied economics and received his training as certified Financial Planner degree. Mr. Berthiaume has owned several businesses and has been an investment banker for 18 years, both in banking and independent industries. Mr. Berthiaume has raised over 100 million dollars for different private equity groups and has managed over 100 million in assets for different institutions and individuals. He has experience in international investing, banking, and doing business overseas for the last 20 years, specializing in Germany, Luxembourg, Ireland ,and throughout central and south America.

Michael Ciarlone graduated in 1989 with a bachelor’s degree in Business and Marketing form Widner University in Chester, PA. Prior to working for the Company as the Chief Operating Officer and Principal Accounting Officer, he has wastewater industry for 18 years. He has worked for Perna Wastewater Management from 1993-1996, EarthCare, A North Star Waste Company in Eagle, PA, from 1996-2005, Long and Foster Real Estate, Inc. from 1998-2007, B & P Environmental LLC from 2005-2007. He has worked in over ten states Massachusetts, Connecticut, New York, New Jersey, Pennsylvania, Maryland, and Washington, DC. Delaware, Virginia, Texas and Florida and most of his experience is on the non hazardous side of the business.

Scott Levine is a medical doctor board certified in Internal Medicine & Anti-Aging and Regenerative medicine. He has maintained a private medical practice in Orlando for over 20 years. Dr. Scott Levine is also president of two different skin and nutrition companies located in Orlando, Florida. In addition to his medical training, Dr. Levine is a graduate of the Rollins College of Business Mini MBA program.

Michael Borish is our Chief Executive Officer and Director of the Company.  From June 2008 to June 13, 2012, Mr. Borish has served as our Chairman and Chief Executive Officer.  From December 2007 to June 2008 Michael S. Borish has served as Managing Member of FELC, our wholly owned operating subsidiary and from From 2002 to the date of this document Michael S. Borish has served as President of Resort Marketing Professionals.

Directors are elected at the Company's annual meeting of Stockholders and serve for one year or until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

The Company presently does not have an audit committee, compensation committee or nominating committee.  The Company does not have an audit committee charter or a charter governing the nominating process as the management of the Company believes that until this point it has been premature at the early stage of the Company’s management and business development to form an audit, compensation or nominating committee.  However, the new management of the Company may form an audit, compensation and nominating committee in the future.  Until these committees are established, these decisions will continue to be made by the Board of Directors.  Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate’s character, judgment, skills and experience in the context of the needs of the Company and the Board of Directors.

The Company’s Board of Directors does not currently provide a process for stockholders to send communications to the Board of Directors as the Company management believes that until this point it has been premature given the limited liquidity of the common stock of the Company to develop such processes.  However, the new management of the Company may establish a process for stockholder communications in the future.

THE ELECTION HAS BEEN APPROVED BY 55.44% OF THE SHAREHOLDERS WHICH INCLUDE 4 CONTROL SHAREHOLDERS AND 8 NONCONTROLLING SHAREHOLDERS WHO WERE NOT SOLICITED BY THE COMPANY.

Additional Information

If you have any questions about the actions described above, you may contact the Company.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549.  Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2011 on Form 10-K with the SEC.  A copy of the annual reports on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company. Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-Kfor the fiscal year ended December 31, 2011.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein.  The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By /s/ MICHAEL BORISH
Michael Borish
Chief Executive Officer
Date: July 25, 2012